Statements of Additional Information Supplement	May 17, 2023

Putnam BDC Income ETF

Putnam BioRevolution TM ETF

Putnam Emerging Markets ex-China ETF

Statements of Additional Information dated September 28, 2022

Putnam PanAgora ESG Emerging Markets Equity ETF

Putnam PanAgora ESG International Equity ETF

Putnam ESG Core Bond ETF

Putnam ESG High Yield ETF

Putnam ESG Ultra Short ETF

Statements of Additional Information dated January 18, 2023

Effective immediately, the following information replaces similar information found in the “Borrowing and Other Forms of Leverage” section under the “Miscellaneous Investments, Investment Practices and Risks” heading:

Each fund (other than Putnam Emerging Markets ex-China ETF) participates in a syndicated committed line of credit provided by State Street Bank and Trust Company and JPMorgan Chase Bank, N.A. and an uncommitted line of credit provided by State Street Bank and Trust Company.

SAI Supplement - 5/23